UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 11, 2022

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

Attached as Exhibit 99.1 and incorporated by reference, is a copy of the press release issued by Aware, Inc. (“Aware”) dated March 15, 2022, reporting Aware’s strategic Partnership and $2.5 million investment with MIRACL.

99.1 to this Current Report on Form 8-K.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Number	Description

99.1	Press release issued by Aware, Inc. on March 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: March 15, 2022	By:	/s/ David B. Barcelo
David B. Barcelo
Chief Financial Officer